Exhibit 23.2

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                                                      PRICEWATERHOUSECOOPERS LLP
                                                                Southwark Towers
                                                         32 London Bridge Street
                                                                  London SE1 9SY
                                                  Telephone +44 (0) 20 7583 5000
                                                  Facsimile +44 (0) 20 7822 4652







The Directors
Barclaycard Funding PLC
54 Lombard Street
London
EC3P 3AH



August 7, 2003



Dear Sirs

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form F-1 (Appendix D) of our report dated 25 March 2003 relating to the consolidated financial statements of Barclaycard Funding PLC for the year ended December 14, 2002, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




Yours sincerely



PricewaterhouseCoopers LLP

London, United Kindgom
August 7, 2003









PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of
PricewaterhouseCoopers LLP is        1 Embankment Place, London WC2N 6RH.  All
partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.

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[logo]

                                                      PRICEWATERHOUSECOOPERS LLP
                                                                Southwark Towers
                                                         32 London Bridge Street
                                                                  London SE1 9SY
                                                  Telephone +44 (0) 20 7583 5000
                                                  Facsimile +44 (0) 20 7822 4652







The Directors
Gracechurch Card Funding (No 5) PLC
200 Aldersgate Street
LONDON
EC1A 4JJ



August 7, 2003



Dear Sirs

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form F-1 (Appendix A) of our report dated 5 August 2003 relating to the balance sheet of Gracechurch Card Funding (No 5) PLC as at 5 August 2003, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




Yours sincerely



PricewaterhouseCoopers LLP

London, United Kindgom
August 7, 2003









PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of
PricewaterhouseCoopers LLP is        1 Embankment Place, London WC2N 6RH.  All
partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.